UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2010
RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900, Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 314-877-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBITS
EX-23.1
EX-99.1
EX-99.2

Item 8.01. Other Events.
As Ralcorp Holdings, Inc. (the “Company”) previously disclosed in its Annual Report on Form 10-K for the year ended September 30, 2009 (the “Annual Report”), the Company realigned its reportable segments effective October 1, 2009. During fiscal year 2009, the Company’s businesses were comprised of four reportable segments: Cereals (consisting of Post Foods and Ralston Foods); Frozen Bakery Products; Snacks (consisting of Bremner and Nutcracker Brands) and Sauces & Spreads (The Carriage House Companies). Beginning in fiscal 2010, the Snacks and the Sauces & Spreads businesses have been combined and are now reported as one segment called Snacks, Sauces & Spreads.
The Company is filing information under Item 8.01 of this Current Report on Form 8-K to (i) provide investors with recast historical information in the Company’s financial reporting for periods prior to the change, and (ii) incorporate by reference the recast historical financial information into the Company’s filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended.
The change had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, and the recast financial statements contained in Exhibit 99.1 to this Form 8-K do not represent a restatement of previously issued financial statements. The following notes to the financial statements under Part II, Item 8 of the Annual Report included in Exhibit 99.1 of this Form 8-K have been revised and updated from their previous presentation solely to reflect the Company’s new segment structure:
•	Note 2 — Acquisitions and Goodwill,

•	Note 3 — Restructuring Charges,

•	Note 19 — Segment Information, and

•	Note 20 — Quarterly Financial Data.
Similarly, Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Annual Report included in Exhibit 99.2 of this Form 8-K has been revised and updated from its previous presentation solely to reflect the Company’s new segment structure.
The Company is also filing this Current Report to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X. The supplemental guarantor financial information is contained in Note 22 to the financial statements under Part II Item 8 of the Annual Report included in Exhibit 99.1 of this Form 8-K.
The report of our independent registered public accounting firm and Note 21 (Subsequent Events) included in the Annual Report have also been dual dated.
All other information in the Annual Report remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above and the inclusion of the above referenced supplemental guarantor financial information which are incorporated herein by reference.
The information in this Current Report, including exhibits 99.1 and 99.2, should be read in conjunction with the Annual Report and any documents filed by the Company subsequent to November 30, 2009 which are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Financial Statements and Supplementary Data under Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, revised solely to reflect the change in segment reporting and to provide supplemental guarantor financial information

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, revised solely to reflect the change in segment reporting

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC. (Registrant)
Date: February 5, 2010	By:	/s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and Chief Accounting Officer

EXHIBITS

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements and Supplementary Data under Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, revised solely to reflect the change in segment reporting and to provide supplemental guarantor financial information

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, revised solely to reflect the change in segment reporting